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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 1999
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                                        i

                                TABLE OF CONTENTS


Item 2.  Acquisition or Disposition of Assets..................................1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits....1
         a.   Financial Statements and Pro Forma Financial Information.........1
         b.   Exhibits.........................................................1

SIGNATURES.....................................................................2



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Item 2.  Acquisition or Disposition of Assets.

         On December 31, 1999, Magellan Technology, Inc. ("Magellan") completed the disposition and sale of its wholly owned subsidiary SkyHook Technologies, Inc. ("SkyHook") to Envirofoam Technologies, Inc. ("Envirofoam"). The sale was completed in exchange for $2,500,000. Of this sale amount, $500,000 was paid and received on the closing date of this sale transaction and the remaining $2,000,000 will be paid with four consecutive payments of $500,000 over the next four months, with the first payment due on or before January 31, 2000. In addition, a management fee for services rendered in the amount of $500,000 will be paid to Magellan on or before May 31, 2000.

         The amount agreed upon for the sale of SkyHook was determined through arms length negotiations conducted by the principals of Magellan and Envirofoam. There was no material relationship between Envirofoam, the shareholders of Envirofoam, Magellan or any of either entity's respective affiliates, officers or directors or any associate of any such officers or directors. The Agreement dated December 31, 1999 by and among (i) Envirofoam Technologies, Inc., a Utah corporation ("EFT"); SkyHook Technologies, Inc., a Utah corporation ("Corporation") and Magellan Technology, Inc., a Utah corporation, which is the sole shareholder of the Corporation (the "Shareholder").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements and Pro Forma Financial Information.

                  The financial statements and pro forma financial information specified in Item 7 of Form 8K will be filed on Form 8-K/A within 60 days of the date of this report pursuant to Item 7(a)(4) and Item 7(b)(2) of Form 8-K.

         b.       Exhibits.



S-K                                                                     Exhibit
No.                           Description                                 No.
------    ------------------------------------------------------------  -------
   2.1    The  Agreement  dated  December  31,  1999 by and  among (i)    2.1
          Envirofoam  Technologies,  Inc., a Utah corporation ("EFT");
          SkyHook    Technologies,    Inc.,    a   Utah    corporation
          ("Corporation")  and  Magellan  Technology,   Inc.,  a  Utah
          corporation,   which   is  the  sole   shareholder   of  the
          Corporation (the "Shareholder").


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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MAGELLAN TECHNOLOGY, INC.



                              /s/ William A. Fresh
                              --------------------
                              William A. Fresh
                              Chairman of the Board and Chief Executive Officer


                              Date:    January 14, 2000